SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2006

INVESTORS FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	0-26996	04-3279817
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

200 Clarendon Street, Boston, MA		02116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code:   (617) 937-6700

No change since last report

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release of Investors Financial Services Corp. (the “Company”), dated January 25, 2006, reporting the Company’s financial results for the fiscal quarter ended December 31, 2005.

The information contained herein, including the exhibit attached and incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 8.01.  Other Events.

The Company reported today that its wholly owned subsidiary, Investors Bank & Trust Company (the “Bank”), renewed its U.S. asset administration outsourcing agreement with Barclays Global Investors, N.A. (“BGI”).  The outsourcing agreement was renewed pursuant to an amendment (the “Amendment”) to the Custodial, Fund Accounting and Services Agreement between the Bank and BGI dated May 1, 2001 (the “Custodial Agreement”).

Under the terms of the Amendment, the Custodial Agreement is extended through April 30, 2013.  As provided in the Amendment, BGI may terminate the Custodial Agreement upon sixty days prior written notice:  (i) as to any underlying account if BGI fails to receive any consent required by law for the Bank to act as servicing agent for such account; (ii) as to any underlying account if the continued provision of services by the Bank to such account would be inconsistent with BGI’s fiduciary duties under applicable law; or (iii) as to the entire Custodial Agreement in the event a conservator or receiver is appointed for the Bank under applicable federal law.  In addition, BGI may terminate the Custodial Agreement prior to April 30, 2013 if the Bank fails to meet a certain number of service level commitments for four consecutive months in any rolling twelve-month period or if the Bank materially breaches a material provision of the Custodial Agreement, in both cases subject to customary notice and opportunity to cure provisions.

Also, under the terms of the Amendment, the parties have agreed to assess the fee schedule and status of each party and of the industry 90 days prior to November 1, 2009 and to negotiate in good faith any appropriate amendments to the fee schedule arising from that assessment.  If the parties are unable to agree on an amended fee schedule by November 1, 2009, BGI may terminate the Custodial Agreement.  The Amendment also provides that the Bank will continue to service BGI for up to two years, or longer under certain circumstances, after expiration or termination by BGI of the Custodial Agreement.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

The following Exhibit is furnished as part of this report:

Exhibit No.	Description

99.1	Press release issued by Investors Financial Services Corp., dated January 25, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS FINANCIAL SERVICES CORP.

	By:	/s/Kevin J. Sheehan
Kevin J. Sheehan
Chief Executive Officer and Chairman of the Board

Dated: January 25, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Investors Financial Services Corp. dated January 25, 2006